Income Taxes - Reconciliation of Income Tax Expenses (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Effective Income Tax Rate Reconciliation, Amount [Abstract]
U.S. federal taxes provision (benefit) at statutory rate	$ (7,681)	$ (7,502)	$ (7,184)
State taxes	0	0	0
Change in valuation allowance	7,725	6,854	9,517
Stock-based compensation	530	1,139	375
Change in deferreds	56	(2)	(1,718)
Other	(577)	(465)	(670)
Total income tax provision	$ 53	$ 24	$ 320